UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2011
PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee	37201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 744-3700

N/A (Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
     The 2011 annual meeting of shareholders of Pinnacle Financial Partners, Inc., a Tennessee corporation (the “Company”), was held on April 19, 2011. At the 2011 annual meeting (the “Annual Meeting”), James C. Cope, William H. Huddleston, IV, Robert A. McCabe, Jr. and Dr. Wayne J. Riley were elected as Class II directors to hold office for a term of three years and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders (i) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the definitive proxy statement delivered to the Company’s shareholders in connection with the Annual Meeting and filed with the Securities and Exchange Commission on March 9, 2011 (the “Proxy Statement”), and (iii) voted, on a non-binding, advisory basis, to have the non-binding, advisory vote on the compensation of the Company’s executive officers once every year.
     The final voting results of the director elections, ratification proposal, approval of compensation for the Company’s named executive officers, and approval of having the non-binding, advisory vote on the compensation of the Company’s executive officers once every year, which were described in more detail in the Proxy Statement, are set forth below.
     (1) Each director was elected by the following tabulation:

For	Withheld	Broker Non- Votes

James C. Cope	16,749,852	6,784,797	5,580,017
William H. Huddleston, IV	20,663,325	2,871,324	5,580,017
Robert A. McCabe, Jr.	22,586,978	947,671	5,580,017
Dr. Wayne J. Riley	18,694,244	4,840,405	5,580,017
     In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.
     (2) The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes

28,116,566	470,763	527,337	—

     (3) The non-binding, advisory vote on the compensation of the Company’s named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes

21,560,723	1,268,314	705,612	5,580,017
     (4) With respect to the non-binding, advisory vote on the frequency (either annual, biennial or triennial) that shareholders of the Company will have a non-binding, advisory vote on the compensation of the Company’s named executive officers, “once every year” was approved by the following tabulation:

Once Every Year	Once Every Two Years	Once Every Three Years	Abstain	Broker Non- Votes

18,748,160	215,116	3,798,788	772,585	5,580,017

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
By:	/s/Harold R. Carpenter
	Name:	Harold R. Carpenter
	Title:	Executive Vice President and Chief Financial Officer

Date: April 22, 2011